EXHIBIT 23.1





                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 Registration Statement of our report dated January 24, 2001, included in the Telephone and Data Systems, Inc. and Subsidiaries Form 10-K for the year ended December 31, 2000, and to all references to our Firm included in this Form S-8 Registration Statement.


                                                             ARTHUR ANDERSEN LLP




Chicago, Illinois
October 12, 2001